EXHIBIT 99.1


                        SEPARATION AND RELEASE AGREEMENT

      THIS SEPARATION AND RELEASE AGREEMENT (the "Agreement") is entered into on January 31, 2006 by and between Kent M. Linder (the "Employee") and 21st Century Holding Company, a Florida corporation (the "Company").

                                   WITNESSETH:

      WHEREAS, the Employee was employed by the Company as its Chief Operating Officer;

      WHEREAS, the Company and the Employee have mutually decided that the Employee will resign and receive compensation pursuant to the terms and conditions contained herein;

      WHEREAS, the parties hereto desire to put to rest and settle all matters between them related to or arising out of Employee's employment with, and resignation from, the Company and the facts and circumstances underlying the same, and to settle and compromise any and all claims and differences between them, of any sort, origin or description in order to avoid the costs and uncertainties inherent in possible future litigation.

      NOW, THEREFORE, Employee and the Company, intending to be legally bound hereby and in consideration of the promises contained herein, do hereby agree as follows:

      1. RESIGNATION. The Employee hereby resigns as (i) the Company's Chief Operating Officer and from any other positions that he holds with the Company,
(ii) any other positions that he holds with any of the Company's subsidiaries, effective as of January 31, 2006 (the "Resignation Date").

2. TERMINATION OF OPTIONS.

      2.1 Employee acknowledges and agrees that this Agreement shall serve to set forth all the compensation that is payable to him, effective as of the Resignation Date.

      2.2 The Employee agrees that he will have until April 30, 2006 ("Option Termination Date') to exercise any vested options ("Vested Options") that have been granted to him by the Company during his term of his employment with the Company. The Employee acknowledges and agrees that the only Vested Options that he owns as of the date of this Agreement are as follows: options to purchase 15,000 shares of the Company's common stock at an exercise price of $6.6670 per share and options to purchase 60,000 shares at an exercise price of $9.1670 per share. The Employee agrees that any of the Vested Options, listed in this
Section 2.2, which the Employee has not exercised within ninety (90) days after his resignation of employment with the Company, will be deemed to be cancelled, null and void at the end of the business day on the Option Termination Date. The Employee also acknowledges and agrees that he does not own any unvested options to purchase shares of the Company's common stock as of the date of this Agreement.

      2.3 The Employee acknowledges and agrees that he is resigning for personal reasons and does not have any disputes or disagreements with the Company or its Board of Directors. The Employee represents that the Company's filings with the Securities and Exchange Commission and all press releases filed or issued during his tenure as an executive officer of the Company accurately described the Company's business and financial condition in all material respects and to the best of the Employee's knowledge were true and correct in all material respects.

3. NON-COMPETE.

      3.1 Non-Competition. For a period of one year following the resignation of the Employee's employment with the Company (the "Term"), Employee shall not, directly or indirectly engage in or have any interest in, directly or indirectly, any sole proprietorship, partnership, corporation, business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that, directly or indirectly, engages primarily in the development, marketing, distribution, underwriting or sale of products and services competitive with the Company's and/or any subsidiary's products and services in any and all states in which the Company and/or any subsidiary conducts its business (the "Territory"); provided, however, that Employee may hold Company securities and/or acquire, solely as an investment, shares of capital stock or other equity securities of any such company, so long as Employee does not control acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent of any class of capital stock of such corporation.

      3.2 Nondisclosure. During the Term, Employee shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information (as hereinafter defined) pertaining to the business of the Company. Any Confidential Information or data now or hereafter acquired by the Employee with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, technology, customers, methods of doing business and marketing, distribution, underwriting or sale of the Company's products and services) shall be deemed a valuable, special and unique asset of the Company that is received by the Employee in confidence and as a fiduciary. For purposes of this Agreement "Confidential
Information" means information disclosed to the Employee or known by the Employee as a consequence of or through his employment by the Company (including information conceived, originated, discovered or developed by the Employee) prior to or after the date hereof and not generally known or in the public domain, about the Company or its business. Notwithstanding the foregoing, nothing herein shall be deemed to restrict the Employee from disclosing Confidential Information to the extent required by law.

      3.3 Nonsolicitation of Employees. During the Term, Employee shall not directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months.

      3.4 Books and Records. All books, records, accounts and similar repositories of Confidential Information of the Company, whether prepared by the Employee or otherwise coming into the Employee's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of this Agreement or on the Board's request at any time.

4. SEVERANCE PAYMENTS.

      4.1 SEVERANCE PAYMENT. In consideration of the covenants set forth herein, the Company agrees to pay the Employee a severance payment equal to Thirty-Six Thousand Four Hundred Dollars ($36,400.00), in the aggregate, which is comprised of seven (7) salary payments in the amount of Fifty-Two Hundred Dollars ($5,200.00) each. The Company will make these severance payments to the Employee pursuant to the Company's normal payroll schedule, in the amounts and on the dates set forth on Schedule 3.1 attached hereto.

      4.2 BENEFITS. The Company will provide the Employee with information regarding any benefits which may be converted to individual coverage and/or coverage which includes his spouse in accordance with Consolidated Omnibus Budget Reconciliation Act (COBRA) regulations. Employee acknowledges and agrees that he will not be entitled to any perquisites, benefits or other compensation whatsoever after the Resignation Date, except as described in this Agreement.

      4.3 AMOUNTS STATED BEFORE TAXES. All amounts stated in this Agreement are prior to any deduction for applicable withholding taxes and other amounts that are required to be withheld or deducted by federal and Florida law.

5. WAIVER AND RELEASE. For good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Employee, including the payments to the Employee as described in Section 4 hereof, Employee hereby agrees that regardless of who assumes his duties, his separation of employment from the Company was not due in any way to age or any other type of discrimination or any wrongful act of the Company, and Employee and his Releasors do hereby voluntarily and fully release and forever discharge the Company, together with its past and current predecessors, successors, shareholders, officers, directors, employees, attorneys, trustees, insurers, representatives, contractors, subsidiaries, related organizations and affiliates (collectively, the "Released Parties"), jointly and individually, from any and all claims, demands, debts, causes of action, claims for relief, and damages, of whatever kind or nature, known or unknown, developed or undeveloped, which Employee had, now has or may hereinafter have from the beginning of the world to the date of this Agreement, including, without limitation, all claims and all rights which the Employee may have under Title VII of the Civil Rights Act of 1964; the Equal Employment Opportunity Act of 1972; the Civil Rights Act of 1991; the Age Discrimination and Employment Act of 1967; the Employee Retirement Security Act 42 U.S.C. ss. 1981; the Older Workers' Benefit Protection Act; the Americans with Disabilities Act; the Family Medical Leave Act of 1993; the Equal Pay Act; the Fair Labor Standards Act; the Broward County Equal Opportunity Ordinance; any federal or state whistleblower acts and any and all other federal, state and local laws and statutes which regulate employment; and the laws of contracts, tort and other subjects. The Employee agrees that the forgoing enumeration of claims released is illustrative, and the claims hereby released are in no way limited by the above recitation of specific claims, it being the intent of the Employee to fully and completely release all claims whatsoever in any way relating to the Employee's employment with the Company and to the termination of such employment.

6. RELEASED PARTIES AND NO ADMISSION OF LIABILITY. For purposed of paragraph 5, "Releasors" shall mean, collectively, the spouse of the Employee and the Employee's dependents, heirs, executors administrators and assigns, past and present and each of them and their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, successors, assigns and all persons acting by, through, under or in connection with them, past and present. The Employee further agrees that the definition of Released Parties contained in Section 5 of this Agreement shall be broadly construed and it expressly includes, without limitation, all current and former: officers, directors, employees, shareholders, attorneys, trustees, insurers, representatives and contractors of the Company, its subsidiaries and affiliated entities, in addition to the other persons and entities referred to in Section 4 hereof. Execution of this Agreement and payment of payments specified in Section 4 of this Agreement does not constitute an admission by any of the Released Parties of any violation of any civil rights or other employment discrimination stature, or any other legal statute, provision, regulation, ordinance, order or action under common law. Rather, this Agreement expresses the intention of the parties to resolve all issues and other claims related to or arising out of Employee's employment by the Company without the time and expense of litigation.

7. GOVERNING LAW. The law of the State of Florida shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties. This Agreement constitutes the entire agreement and understanding between the Employee and the Company regarding the Employee's resignation from employment with the Company. This Agreement totally replaces and supercedes any and all prior agreements, arrangements, representations and understandings between the Employee and the Company, including but not limited to any employment agreement and agreements in which the Employee was granted options to purchase the Company's common stock. Any agreement to amend or modify the terms and conditions of this Agreement must be in writing and executed by the parties hereto. This Agreement may be specifically enforced in judicial proceedings and may be used as evidence in a subsequent proceeding in which a breach is alleged. Headings are for convenience only and should not be used in interpreting this Agreement.

8. NON DISPARAGING REMARKS. The Employee agrees that he will not directly or indirectly, individually or in concert with others for a period of five (5) years from the date of this Agreement, (i) disparage, interfere with or attempt to interfere with, the Company's reputation, goodwill, services, business and/or the Company's stockholders, directors, officers, employees, agents, representatives and any affiliates or (ii) engage in any conduct, take any actions or make any statements (oral or written) to the public, future employers, customers, vendors, the investment community, the media, current, former or future Company employees, or any other third party whatsoever that is calculated to have, or reasonably likely or possibly having, the effect of undermining, disparaging or otherwise reflecting negatively or could reasonably be considered to undermine, disparage or reflect negatively, on the Company, its reputation, goodwill, services, business and/or stockholders, directors, officers, employees, agents, representatives and its affiliates. During a five year period after the date of this Agreement, the Company agrees that it will not slander the Employee. The Company will be permitted to make any and all factual disclosures that are required by any applicable law. Similarly, the Employee shall also be permitted to make any and all factual disclosures that are required by any applicable laws.

9. KNOWING AND VOLUNTARY SETTLEMENT.

      9.1 BECAUSE THE EMPLOYEE IS OVER FORTY (40) YEARS OF AGE, HE HAS SPECIFIC RIGHTS UNDER THE OLDER WORKERS BENEFITS PROTECTION ACT ("OWBPA") WHICH PROHIBITS DISCRIMINATION ON THE BASIS OF AGE, AND HE ACKNOWLEDGES THAT THE RELEASES SET FORTH IN THIS AGREEMENT ARE INTENDED TO RELEASE ANY RIGHT THAT THE EMPLOYEE MAY HAVE TO FILE A CLAIM AGAINST THE COMPANY ON THE BASIS OF AGE.

      9.2 IN EXECUTING THIS AGREEMENT, THE EMPLOYEE HEREBY REPRESENTS THAT HE HAS BEEN AFFORDED A REASONABLE OPPORTUNITY TO CONSIDER THIS AGREEMENT; THAT HE HAS COMPLETELY AND CAREFULLY READ THIS AGREEMENT; THAT HE HAS BEEN ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY OF HIS OWN CHOICE PRIOR TO EXECUTING THIS AGREEMENT, AND RELIED ON THE LEGAL ADVICE OF HIS ATTORNEY; THAT HE HAD THE OPPORTUNITY TO HAVE AN ATTORNEY EXPLAIN TO HIM THE TERMS OF THIS AGREEMENT; THAT HE KNOWS AND UNDERSTANDS THE CONTENTS OF THIS AGREEMENT; THAT THE TERMS OF THIS AGREEMENT ARE TOTALLY SATISFACTORY TO AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED BY HIM. THE EMPLOYEE ALSO AGREES THAT HE HAS BEEN PROVIDED WITH AT LEAST TWENTY-ONE (21) DAYS TO CONSIDER THIS AGREEMENT AND VOLUNTARILY AGREES TO BE BOUND BY IT, AND THAT HE UNDERSTANDS THAT HE MAY REVOKE THIS AGREEMENT WITHIN SEVEN (7) DAYS AFTER ITS EXECUTION AND THAT THIS AGREEMENT WILL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE EXPIRATION OF SEVEN (7) DAYS AFTER ITS EXECUTION.

10. FUTURE COOPERATION. The Employee agrees to cooperate fully with the Company in connection with any matter or even relating to his employment or events that occurred during his employment, including, without limitation, in the defense or prosecution of any claims or actions not in existence or which may be brought or threatened in the future against the Company and any claims or actions against its officers, directors and employees. The Employee's cooperation in connection with such matters, actions and claims shall include, without limitation, being available, after reasonable notice to meet with the Company regarding matters in which the Employee was involved; to prepare for any proceeding (including without limitation, depositions, consultations, discover or trail); to provide affidavits; to assist with any audits or reviews of the Company's financial statements; to assist with any legal proceeding or other inquiry and to act as a witness in connection with any litigation or other legal proceeding affecting the Company. The Employee shall be reimbursed for any reasonable our-of-pocket expenses incurred in connection with providing such cooperation under this
Section 9. The Employee further agrees that should he be contacted (directly or indirectly) by any person or entity adverse to the Company, the Employee shall promptly notify an Employee officer of the Company in writing.

11. EFFECT OF SETTLEMENT, INTERPRETATION AND SCHEDULES. The Company and Employee intend this Agreement to be legally binding upon and inure to the benefit of each of them and their respective heirs, administrators, executors, successors and assigns. The language of this Agreement shall be construed as a whole, according to its fair meaning and intent and not strictly for or against any party hereto, regardless of who drafted or was principally responsible for drafting this Agreement. The recitals contained at the beginning of this Agreement are expressly made a part of this Agreement. All Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

12. ARBITRATION. Any dispute or controversy between the Company and the Employee, whether arising out of or relating to this Agreement, the breach of this Agreement, or otherwise, shall be settled by arbitration in Florida administered by the American Arbitration Association, with any such dispute or controversy arising under this Agreement being so administered in accordance with its Commercial Rules then in effect, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including, without limitation, the issuance of an injunction. However, either party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction over such dispute or controversy and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved. Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the Company. The parties agree that any arbitration proceedings shall be held in Broward County, Florida, unless mutually agreed by both parties in writing.

13. ENFORCEMENT.

      13.1 The Employee agrees that the Company, its subsidiaries and affiliated parties, would be damaged irreparably in the event that any provision of this Agreement were not performed in accordance with its terms or were otherwise breached and that money damages would be an inadequate remedy for any such nonperformance or breach. Accordingly, the Company and its successors and permitted assigns shall be entitled, in addition to other rights and remedies existing in their favor, to an injunction or injunctions to prevent any breach or threatened breach of any of such provisions and to enforce such provisions specifically (without posting a bond or other security). The Employee agrees that he will submit himself to the personal jurisdiction of the courts of the State of Florida in Broward County or any other applicable court in any action by the Company to enforce an arbitration award against him or to obtain interim injunctive or other relief pending an arbitration decision.

      13.2 The Employee acknowledges and agrees that in the event that he breaches any of the provisions of this Agreement or has made any false representations to the Company, the Company will be (i) entitled to apply for and receive an injunction to restrain any violation of this Agreement, (ii) seek return of any and all compensation paid to the Employee pursuant to Section 3 of this Agreement and (iii) the Employee will be obligated to pay the Company its costs and expenses in obtaining such injunction and/or enforcing this Agreement (including, but not limited to courts costs, expenses and reasonable legal fees) and the foregoing shall in affect the validity of this Agreement and such relief does not constitute in any way a penalty or forfeiture. In the event that the Company breaches any of its payment obligations under Section 3 of this Agreement, the Employee shall be released from any and all obligations under this Agreement.

14. SEVERABILITY AND WAIVER OF JURY TRAIL. Should any provision of this Agreement be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, including the general release language, such provision shall immediately become null and void, leaving the remainder of the Agreement in full force and effect. However, if any portion of the general release language is ruled to be unenforceable for any reason, Employee shall return the consideration paid to him pursuant to Section 3 of this Agreement to the Company. The Company and the Employee each knowingly, intentionally, and irrevocably waive any and all rights to a jury trial for any litigation or legal proceeding in any way relating to or arising out of this Agreement or the Employment Agreement.

15. COUNTERPARTS. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original and all of which shall constitute an agreement to be effective as of the date of signing. Further, signatures transmitted and memorialized by facsimile shall be deemed to be have the same weight and effect as an original signature.

      IN WITNESS WHEREOF, the aforesaid parties have hereunto set their hands and seals as of the day below written.


                                        21st Century Holding Company




                                        By: /s/  Edward J. Lawson
                                            ------------------------------------
                                                 Edward J. Lawson, President



                                            /s/  Kent M. Linder
                                            ------------------------------------
                                                 Kent M. Linder

                                  SCHEDULE 3.1


Payroll Period              Amount of Payment                Payroll Date
--------------              -----------------                ------------

Jan. 2 - Feb. 4                 $5,200.00                  February 10, 2006

Feb. 5 - Feb. 17                $5,200.00                  February 24, 2006

Feb. 18 - Mar. 4                $5,200.00                  March 10, 2006

Mar. 5 - Mar. 18                $5,200.00                  March 24, 2006

Mar. 19 - Apr. 1                $5,200.00                  April 7, 2006

Apr. 2 - Apr. 15                $5,200.00                  April 21, 2006

Apr. 16 - Apr. 30               $5,200.00                  May 5, 2006
                                ---------

Total                          $36,400.00